UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2014

Horizon Pharma Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Adelaide Chambers, Peter Street, Dublin 8, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 011-353-1-649-8521

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 13, 2014 Horizon Pharma Public Limited Company (the “Company”) issued a press release regarding an analyst and investor meeting to discuss future opportunities for ACTIMMUNE® (interferon gamma-1b), including the results of a Phase 2 clinical trial of ACTIMMUNE in Friedreich’s ataxia (“FA”). A copy of the press release related to the meeting is filed as Exhibit 99.1 and a copy of the Company’s presentation materials for the meeting is filed as Exhibit 99.2.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is furnished pursuant to, and shall not be deemed to be “filed” for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibits 99.1 and 99.2, the Company makes no admission as to the materiality of any such information that it is furnishing.

Item 8.01	Other Events.

On October 13, 2014, the Company announced certain top-line results from the ACTIMMUNE Phase 2 clinical study in FA. Changes in frataxin protein levels, the primary study endpoint, were statistically significant in red blood cells, white blood cells and platelets, while the magnitude of change observed was small and varied between tissues. There was also a strong efficacy signal with mean improvement in the clinical outcome measure, the Friedreich’s Ataxia Rating Scale (FARS) score, a clinically validated measurement of patient performance and a secondary endpoint. These results were statistically significant (p=0.008) and the mean change in FARS score of subjects in the study improved by an amount equivalent to approximately two years of disease progression. The Company is working with the Friedreich’s Ataxia Research Alliance (FARA) to plan a potential Phase 3 clinical trial of ACTIMMUNE in FA.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 13, 2014.

99.2	Horizon Pharma plc Friedreich’s Ataxia Analyst Day Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2014	HORIZON PHARMA PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 13, 2014.

99.2	Horizon Pharma plc Friedreich’s Ataxia Analyst Day Presentation.